SUPPLEMENT DATED JANUARY 22, 1997
       TO THE STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 21, 1996



The following text supplements information contained in the section entitled "CALCULATION OF YIELD AND TOTAL RETURN"


PERFORMANCE OF COMMON AND COLLECTIVE TRUST FUNDS

The Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund, Index Fund, Small-Cap Opportunity Fund, Equity Income Fund, Growth Fund and International Fund commenced operations upon the investment of a substantial amount of assets invested from common trust funds operated by Harris Trust and Savings Bank ("Harris Trust"), the Funds' investment adviser. If a Fund's predecessor common trust fund was operated with investment policies substantially similar to those of the Fund, the Fund may include in quotations of its performance the performance history of the predecessor common trust fund in accordance with interpretations of the Securities and Exchange Commission and as appropriate. Because common trust funds usually have an effective expense ratio of zero, in order not to overstate performance, the common trust fund's performance included in any quotation of the Fund's performance will be calculated as if the common trust fund had operated with an expense ratio equal to the Fund's estimated expense ratio for its first year of operations. It is anticipated that, in March 1997, the Balanced Fund, Convertible Securities Fund, Intermediate Government Bond Fund, International Fund and Small-Cap Value Fund will receive the assets of collective trust funds operated and advised by Harris Trust with substantially similar investment policies. Each of these Funds thereafter may use the performance history of its predecessor collective trust fund utilizing the same methodology.